Prospectus Offering	12 Months Ended
Dec. 31, 2020
Prospectus Offering [Abstract]
Prospectus Offering
15.	PROSPECTUS OFFERING
On September 21, 2020, the Company concluded the offer and sale of 4,715,000 Subordinate Voting Shares pursuant to an agreement with Canaccord Genuity Corp. (the “Underwriter”) at a price of $18.56 per share. After paying the Underwriter a commission of approximately $4.1 million and issuance costs of $0.1 million, the Company received aggregate consideration of approximately $83.2 million. Net proceeds from the offering are expected to be used primarily to fund Trulieve’s business development and for general working capital purposes. The Company has made the required filings to list the offered securities on the Canadian Securities Exchange.